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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory L. Reyes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Brocade Communications Systems, Inc. on Form 10-K for the fiscal year ended October 26, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Brocade Communications Systems, Inc.

                                        By:  /s/ Gregory L. Reyes
                                             -----------------------------------
                                             Gregory L. Reyes
                                             Chairman of the Board and
                                             Chief Executive Officer

I, Antonio Canova, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Brocade Communications Systems, Inc. on Form 10-K for the fiscal year ended October 26, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Brocade Communications Systems, Inc.

                                        By:  /s/ Antonio Canova
                                             -----------------------------------
                                             Antonio Canova
                                             Vice President, Finance and
                                             Chief Financial Officer